UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   August 10, 2004
                                                          -------------------


                                EARTHNETMEDIA, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

            333-57514                               95-4834274
     ----------------------              ----------------------------------
    (Commission File Number)            (I.R.S. Employer Identification No.)

   222 Amalfi Drive, Santa Monica, California                90402
     --------------------------------------                 --------
    (Address of Principal Executive Offices)               (Zip Code)

                                 (310) 459-1081
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


     The Registrant dismissed Jay J. Shapiro, Certified Public Accountant as its auditor effective August 10, 2004. During the Registrant's most recent fiscal year ended December 31, 2003 and continuing until the dismissal of Jay J. Shapiro, there were no disagreements with Jay J. Shapiro within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Jay J. Shapiro 's satisfaction, would have caused Jay J. Shapiro to make reference to the subject matter of the disagreements in connection with its reports.

     On August 13, 2004, the Registrant re-engaged Amisano Hanson, Certified Public Accountants, as the Registrant's independent accountants to report on the Company's balance sheet as of June 30, 2004, and the related statements of income, 'stockholders' equity and cash flows for the quarter then ended. The decision to appoint Amisano Hanson was approved by the Registrant's Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the re-engagement of Amisano Hanson the Registrant had consulted with Amisano Hanson during the period of August 12, 2003 through March 26, 2004 regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event." Amisano Hansen had been engaged during that period as the Registrant's principal accountant. There had been no disagreements prior to their previous dismissal. See Form 8-K filed on April 1, 2004.

     The Registrant has requested Jay J. Shapiro to review the disclosures contained herein and has invited Jay J. Shapiro the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, or clarification of the Registrant's expression of Jay J. Shapiro's views, or the respects in which Jay J. Shapiro does not agree with the statements contained herein. Jay J. Shapiro has reviewed the disclosures contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and agrees with the relevant portions of this disclosure. This letter is attached as Exhibit 16.1.

ITEM 7.  Financial Statements and Exhibits

     1.   Exh 16.2 Letter reference change of certifying accountant
     2.   Exh 99.1 By reference Form 8-K filed April 1, 2004 Exhibit 16.1

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EarthNetMedia, Inc.
                                            (Registrant)

Dated: August 17, 2004                      By:  /s/  Alie Chang
                                               -------------------------------
                                            Name:     Alie Chang
                                            Title:    President and C.E.O.